UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT  TO  SECTION 13 OR  15(d) OF  THE

SECURITIES  EXCHANGE  ACT  OF  1934

Date of Report (Date of earliest event reported): May 22, 2012

TRIM HOLDING GROUP

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 891-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

               Effective as of May 22, 2012, Trim Holding Group (the “Company”) amended its Articles of Incorporation for the sole purpose of changing its name from Trim Holding Group to HPIL Holding. The Company changed its name so as to more fully reflect its current business operations.

               A copy of the Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

               (d)  Exhibits

               Exhibit                  Description

3.1                         Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                       Trim Holding Group

                                                                                               (Registrant)

Date:    May 23, 2012                                      By:  /s/ Louis Bertoli

                                                                             Louis Bertoli

President, Chief Executive Officer, Director and Chairman

Date:    May 23, 2012                                      By:  /s/ Nitin Amersey

                                                                             Nitin Amersey

Director, Chief Financial Officer, Treasurer and Corporate Secretary